                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): JULY 5, 2005 (JUNE 27, 2004)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                               000-30045                            38-3518829
      (State or other jurisdiction             (Commission File Number)                    (IRS Employer
            of incorporation)                                                           Identification No.)


         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                                                           (313)-567-4348
          (Address of principal                                                   (Registrant's telephone number,
           executive offices)                                                          including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE

On June 27, 2005, the Nasdaq staff (the "Staff") notified Catuity Inc. (the "Company") that, due to the sudden death of Mr. Alan Gilman, one of the Company's Directors, on June 9, 2005 and the June 22, 2005 resignation of Mr. Duncan Mount from the Board, the Company was out of compliance with Nasdaq Marketplace Rule 4350 (the "Nasdaq Rule") for continuous listing on the Nasdaq SmallCap Market. The Nasdaq Rule requires all listed companies to have three independent directors on the Audit Committee of the Board. Messrs Gilman and Mount were both independent directors and members of Catuity's Audit Committee. Following Mr. Mount's resignation, Catuity has two independent directors on its Board. These two directors, Mr. Alexander Dawson and Mr. Clifford Chapman, are qualified to serve on the Audit Committee and are currently members of the Audit Committee. Under the Nasdaq Rule, the Company has until the earlier of its next Annual Shareholder Meeting or until June 22, 2006 to regain compliance. Catuity's next Annual Shareholder Meeting will be held on July 18, 2005, and therefore, July 18, 2005 represents the date by which the Company must add an independent member to its Board and name him/her to its Audit Committee to regain compliance.

The Board of Directors has begun its efforts in earnest to identify qualified candidates to serve on the Board and intends to name a new, independent director with the experience and expertise to serve as a member of its Audit Committee as soon as practical.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CATUITY INC.
                                          (Registrant)



                                    By   /s/ John H. Lowry
                                       -----------------------------------------
                                         John H. Lowry
                                         Senior Vice President,
                                         Chief Financial Officer & Secretary





Date:  July 5, 2005